                                                                    Exhibit 23.1


                         Consent of Independent Auditors


We consent to the use of our report dated August 14, 1998 with respect to the financial statements of Carpenter Enterprises, Limited, included in the Current Report on Form 8-K/A dated May 27, 1999, as amended, of Eagle-Picher Holdings, Inc.



                                              /s/ Ernst & Young LLP

Detroit, Michigan
May 27, 1999